UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 2, 2012

POLYCOM, INC.

(Exact name of registrant as specified in its charter)

State of Delaware	000-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4750 Willow Road Pleasanton, California		94588
(Address of principal executive offices)		(Zip Code)

(925) 924-6000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 2, 2012, consistent with Polycom, Inc.’s pay-for-performance compensation philosophy, the independent members of the Board of Directors (the “Board”) of Polycom, Inc. (the “Company”), as part of their annual review of the Company’s performance and executive compensation, approved a discretionary cash bonus in the amount of $150,000 to Andrew M. Miller, the Company’s chief executive officer and president, for among other things his continued contributions in 2011 in transforming the Company’s long-term strategy and vision with the right balance between profitability and investment and in driving a customer-focused culture.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Adoption of Majority Voting Standard

On February 2, 2012, the Board approved amendments to Sections 2.2 and 3.3 of the Amended and Restated Bylaws of Polycom, Inc. (the “Bylaws”) to change the voting standard for the election of directors that are not Contested Elections (as defined herein) from plurality to a majority of the votes cast. A majority of the votes cast means the number of votes cast “for” a director’s election exceeds the number of votes cast against that director’s election (with “abstentions” and “broker nonvotes” not counted as a vote cast either “for” or “against” that director’s election). However, if the number of nominees exceeds the number of directors to be elected (a “Contested Election”), the directors shall be elected by a plurality of the votes cast. A copy of the Amended and Restated Bylaws of Polycom, Inc. is filed with this Current Report on Form 8-K as Exhibit 3.1 and is incorporated herein by reference.

In connection with the amendment to the Bylaws establishing a majority vote standard for the election of directors in elections that are not Contested Elections, the Board also amended its Corporate Governance Principles to (i) establish procedures under which any incumbent director who fails to receive a majority of the votes cast in an election that is not a Contested Election shall tender his or her resignation to the Corporate Governance and Nominating Committee for consideration; and (ii) provide that the Corporate Governance and Nominating Committee will make recommendations to the Board regarding the actions to be taken with respect to all such offers to resign. The Board shall act on the resignation within ninety (90) days following certification of the election results.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

3.1	Amended and Restated Bylaws of Polycom, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYCOM, INC.

By:	/s/ Sayed M. Darwish
Sayed M. Darwish
Executive Vice President, Chief Administrative Officer, General Counsel and Secretary

Date: February 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Polycom, Inc.